Q2 2013 Earnings Release July 29, 2013 1 Lawrence Dewey, Chairman, President & Chief Executive Officer David Graziosi, Executive Vice President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private
Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks related to our substantial indebtedness; our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-
automatic transmissions; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs;
risks associated with our international operations; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-
looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein.
Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Allison Transmission’s
Annual Report on Form 10-K for year ended December 31, 2012.

Non-GAAP Financial Information

We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income (loss), interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted
EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Adjusted EBITDA margin excluding technology-related license expenses is calculated as Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash interest paid and cash taxes paid rather than our interest expense and tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the
Acquisition Transaction. We use Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin and Adjusted EBITDA margin excluding technology-related license expenses to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses,
Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash and free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Call Agenda Q2 2013 Performance Full Year 2013 Guidance Update 4

Q2 2013 Performance Summary

($ in millions)
Q2 2013 Q2 2012 % Variance
Net Sales $512 $559 (8.5%)
Gross Margin % 44.2% 45.0% (80 bps)
Adjusted Net Income
(1)
$89 $87 3.4%
Adjusted Free Cash Flow
(1)
$117 $80 45.4%
Commentary
Net Sales: the decrease was principally driven by lower demand in the North America energy sector’s hydraulic fracturing market, relative to the same period in 2012, previously considered reductions in U.S. defense spending and weakness in the
Outside North America Off-Highway mining sector end market. Partially offsetting these declines were higher demand for North
America hybrid-propulsion systems for transit buses principally driven by intra-year movement in the timing of orders and strength in the Outside North America Off-Highway energy sector end market. Net sales to the North America On-Highway end market were flat with the same period in 2012.
Gross Margin: the decrease was principally driven by decreased net sales, partially offset by favorable foreign exchange.
Adjusted Net Income: the increase was principally driven by reduced global commercial spending activities, decreased cash interest expense as a result of debt repayment and refinancing, premiums and expenses related to redemptions and repayments of long term debt in 2012, and a charge for the DPIM extended coverage program in 2012, partially offset by decreased net sales and higher employee stock compensation expense.
Adjusted Free Cash Flow: the increase was principally driven by increased net cash provided by operating activities and reduced capital expenditures. The decrease in capital expenditures was principally driven by the 2012 expansion of our India facility and lower 2013 product initiatives spending.
(1) See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.

Q2 2013 Sales Performance
End Markets Q2 2013 Q2 2012 % Variance Commentary
North America On-Hwy $216 $217 (0%)
Flat with the same period in 2012 and up 15%
sequentially driven by higher demand for
Rugged Duty and Bus Series models
North America Hybrid-
Propulsion Systems for
Transit Bus
$27 $18 50%
Increased demand principally driven by intra-
year movement in the timing of orders
North America Off-Hwy $8 $44 (82%)
Decreased demand from the same period in
2012 driven by hydraulic fracturing applications,
but for the first time in five quarters, essentially
flat sequentially
Defense $58 $80 (28%)
Continued reductions in U.S. defense spending
to longer term averages experienced during
periods without active conflicts
Outside North America
On-Hwy
$75 $78 (4%)
Weakness in China, principally driven by the
timing of bus tenders, and commercial vehicle
production schedule volatility in several other
regional end markets, partially offset by
improved demand conditions in Europe
Outside North America
Off-Hwy
$36 $30 20% Decreased mining sector demand
Service Parts, Support
Equipment & Other
$92 $92 0% Flat with the same period in 2012
Total $512 $559 (8%)

($ in millions)

Q2 2013 Financial Performance

($ in millions, except share data)
Q2 2013 Q2 2012 $ Var % Var Commentary
Net Sales $512.1 $559.4 ($47.3) (8.5%)
Decrease was principally driven by lower demand in the North
America energy sector’s hydraulic fracturing market, previously considered reductions in U.S. defense spending and weakness in the Outside North America Off-Highway mining sector end market.
Partially offsetting these declines were higher demand for North
America hybrid-propulsion systems for transit buses and strength in the Outside North America Off-Highway energy sector end
market.
Cost of Sales $286.0 $307.5 $21.5 7.0%
Gross Profit $226.1 $251.9 ($25.8) (10.2%)
Decreased net sales partially offset by favorable foreign exchange
Operating Expenses
Selling, general and administrative expenses $85.6 $109.1 $23.5 21.5% $12 million of lower intangible asset amortization, a $9 million charge for the Dual Power Inverter Module extended coverage
program in 2012 and reduced global commercial spending
Engineering – research and development $22.8 $23.2 $0.4 1.7%
Total operating expenses $108.4 $132.3 $23.9 18.1%
Operating Income $117.7 $119.6 ($1.9) (1.6%)
Interest Expense, net ($33.3) ($34.1) $0.8 2.3%
Other Expense, net ($2.6) ($22.8) $20.2 88.6% Decrease principally driven by an $8 million impairment of technology-related investments in 2012 and $8 million of
premiums and expenses in 2012 related to redemptions and
repayments of long-term debt
Income Before Income Taxes $81.8 $62.7 $19.1 30.5%
Income Tax (Expense) Benefit ($31.3) $350.1 ($381.4) (108.9%)
Release of domestic valuation allowance for deferred tax assets in
2012 resulting in an income tax benefit of $385 million
Net Income $50.5 $412.8 ($362.3) (87.8%)
Diluted Earnings Per Share $0.26 $2.21 ($1.95) (88.2%)
Q2 2013: 189.9M shares; Q2 2012: 186.4M shares
Adjusted EBITDA (1) $171.6 $190.7 ($19.1) (10.0%)
Adjusted EBITDA excluding technology-
related license expenses (1)
$171.6 $190.7 ($19.1) (10.0%)
Adjusted Net Income (1) $89.4 $86.5 $2.9 3.4%
(1) See Appendix for a reconciliation from Net Income.

Q2 2013 Cash Flow Performance

($ in millions)
Q2 2013 Q2 2012 $ Variance % Variance Commentary
Net Cash Provided by
Operating Activities
$130 $107 $23 21.3%
Principally driven by Q2 2012
accounts payable reduction and
lower cash interest expense
partially offset by reduced
Adjusted EBITDA
CapEx $13 $27 ($14) (50.7%)
Principally driven by the 2012
expansion of our India facility and
lower 2013 product initiatives
spending
Adjusted Free Cash
Flow
(1)
$117 $80 $37 45.4%
Driven by increased net cash
provided by operating activities
and reduced capital expenditures
($ in millions)
Q2 2013 Q2 2012 $ Variance % Variance Commentary
Operating Working
Capital
(2)
Percentage of
LTM Sales
10.4% 9.6% N/A 80 bps
Principally driven by LTM Sales
reduction and 2013 sales
forecast partially offset by Q2
2012 accounts payable reduction
Cash Paid for Interest $50 $53 ($3) (5.9%)
Principally driven by debt
repayment and refinancing
Cash Paid for Income
Taxes
$2 $4 ($2) (48.6%)
Decreased taxable income
(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.

Full Year 2013 Guidance Update

Guidance Commentary
Net Sales
($ in millions)
$1,920 to $1,960
We expect net sales to stabilize on a year-over-
year basis, an improvement relative to the sales
decline in the first half of the year. We believe there
are improving trends in the second half of 2013
which we expect to be driven by strong year-over-
year growth in global On-Highway end markets and
abating year-over-year declines in the North
America Off-Highway end market.
Adjusted EBITDA excluding
technology-related license expenses
($ in millions)
$630 to $660
Adjusted EBITDA Margin excluding
technology-related license expenses
32 to 34 percent
Adjusted Free Cash Flow
($ in millions)
$325 to $375
$1.71 to $1.97 per diluted share
CapEx
($ in millions)
Maintenance
New Product Programs
$60 to $65
$15 to $20
Subject to timely completion of development and
sourcing milestones
Cash Income Taxes
($ in millions)
$10 to $15
U.S. income tax shield and net operating loss
utilization

10 APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations
(1 of 2)
Adjusted Net Income and Adjusted EBITDA reconciliation
(1)
Includes charges or income related to legacy employee benefits, shared income with General Motors, benefit plan adjustments, transitional costs to establish Allison as a stand-
alone entity, pension curtailment adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition
Transaction.

$ in millions, Unaudited
Last twelve months
ended June 30,
2009 2010 2011 2012 2012 2013 2013
Net (loss) income ($323.9) $29.6 $103.0 $514.2 $412.8 $50.5 $121.4 plus:
Interest expense, net                          234.2 277.5 217.3 151.2 34.1 33.3 143.6
Cash interest expense (242.5) (239.1) (208.6) (167.3) (52.7) (49.6) (158.1)
Income tax expense (benefit) 41.4 53.7 47.6 (298.0) (350.1) 31.3 75.1
Cash income taxes                           (5.5) (2.2) (5.8) (10.7) (3.5) (1.8) (7.3)
Fee to terminate services agreement with Sponsors — — — 16.0 — — —
Technology-related investment expenses — — — 14.4 8.0 — 8.9
Public offering expenses — — — 6.1 0.4 0.6 0.6
Trade name impairment                       190.0 — — — — — —
Amortization of intangible assets                155.9 154.2 151.9 150.0 37.5 25.1 130.0
Adjusted net income                           $49.6 $273.7 $305.4 $375.9 $86.5 $89.4 $314.2
Cash interest expense 242.5 239.1 208.6 167.3 52.7 49.6 158.1
Cash income taxes                           5.5 2.2 5.8 10.7 3.5 1.8 7.3
Depreciation of property, plant and equipment     105.9 99.6 103.8 102.5 25.3 25.0 102.3
(Gain)/loss on repurchases of long-term debt (8.9) (3.3) 16.0 22.1 7.6 — 1.0
Dual power inverter module extended coverage 11.4 (1.9) — 9.4 9.4 — —
UAW Local 933 signing bonus — — — 8.8 — — 8.8
Benefit plan re-measurement — — — 2.3 2.3 — —
Unrealized (gain) loss on hedge contracts (5.8) 0.1 6.8 (0.9) 1.7 0.5 0.5
Premiums and expenses on tender offer for long-term debt — — 56.9 — — — —
Restructuring charges 47.9 — — — — 1.0 1.0
Reduction of supply contract liability — (3.4) — — — — —
Other, net
(1)
53.2 10.9 8.6 7.0 1.7 4.3 10.5
Adjusted EBITDA                            $501.3 $617.0 $711.9 $705.1 $190.7 $171.6 $603.7
Adjusted EBITDA excluding technology-related license expenses $501.3 $617.0 $711.9 $717.1 $190.7 $171.6 $621.7

Net Sales $1,766.7 $1,926.3 $2,162.8 $2,141.8 $559.4 $512.1 $1,950.0
Adjusted EBITDA margin                28.4% 32.0% 32.9% 32.9% 34.1% 33.5% 31.0%
Adjusted EBITDA margin excl technology-related license expenses 28.4% 32.0% 32.9% 33.5% 34.1% 33.5% 31.9%
Three months ended
June 30, For the year ended December 31,

$ in millions, Unaudited
Last twelve
months ended
June 30,
2009 2010 2011 2012 2012 2013 2013
Net Cash Provided by Operating Activities
$168.7 $388.9 $469.2 $497.5 $106.9 $129.7 $435.4
(Deductions) or Additions:
Long-lived assets (88.2) (73.8) (96.9) (123.9) (26.8) (13.2) (87.2)
Fee to terminate services agreement with Sponsors — — — 16.0 — — —
Technology-related license expenses — — — 12.0 — — 18.0
2009 Non-Recurring Activity
(1)
61.0 — — — — — —
Adjusted Free Cash Flow $141.5 $315.1 $372.3 $401.6 $80.1 $116.5 $366.2
Net Sales                                     $1,766.7 $1,926.3 $2,162.8 $2,141.8 $559.4 $512.1 $1,950.0
Adjusted Free Cash Flow (% to Net Sales) 8.0% 16.4% 17.2% 18.8% 14.3% 22.7% 18.8%
Three months ended
June 30, For the year ended December 31,
Adjusted Free Cash Flow reconciliation
(1) 2009 adjusted for certain non-recurring activity: (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge
$51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.

Non-GAAP Reconciliations
(2 of 2)